SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934


                      Date of Report:  June 3, 1997
                     (Date of earliest event reported)



                   NYLIFE REALTY INCOME PARTNERS I, L.P.
          (Exact name of Registrant as specified in its charter)



       Delaware                  0-16859                13-3410538
(State of Incorporation)  (Commission File No.)      (I.R.S. Employer
                                                   Identification No.)


   51 Madison Avenue, Room 1700
        New York, New York                          10010
(Address of principal executive offices)          (Zip Code)


Registrant's Telephone Number, Including Area Code:  (212) 576-6456


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 3, 1997, NYLIFE Realty Partners I - General Partnership D
(the "NewMarket Joint Venture") sold the NewMarket Shopping Center, along with the underlying land and related improvements ("NewMarket") located in Columbus, Ohio to NewMarket Acquisitions Limited, an unrelated third party for approximately $6,200,000 in cash. The disposition of NewMarket and the determination of the aggregate consideration was effected through a bidding process. The Registrant, NYLIFE Realty Income Partners I, L.P., a managing partner of the NewMarket Joint Venture, now has completed the sale of all its assets. The Registrant will be deregistered under the Securities Exchange Act of 1934 and will be completely liquidated in the near future.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.


          (c)  EXHIBITS.


EXHIBIT NO.    DESCRIPTION
-----------    ---------------------------

2.1 Agreement of Sale and Purchase dated February 28, 1997 by and between NYLIFE Realty Partners I - General Partnership
               (D) and NewMarket Acquisitions Limited.


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NYLIFE REALTY INCOME PARTNERS I, L.P.


                                   By:  NYLIFE Realty Inc.,
                                        General Partner




Date:  June 10, 1997                By:  /s/ Kevin M. Micucci
                                        -----------------------------------
                                        Kevin M. Micucci
                                        President and Chief Financial
                                        Officer


                             INDEX TO EXHIBITS



EXHIBIT NO.    DESCRIPTION
-----------    ---------------------------

2.1 Agreement of Sale and Purchase dated February 28, 1997 by and between NYLIFE Realty Partners I - General Partnership
               (D) and NewMarket Acquisitions Limited.